Creating the Global Leader in Private Capital Advisory, Lazard CL APRIL 2026

This presentation has been prepared by Lazard, Inc. (“Lazard”) in connection with Lazard’s announcement that it has entered into a definitive agreement to acquire all of the issued share capital of Campbell Lutyens Holdings Limited (“Campbell Lutyens”) (the “Transaction”). This presentation contains certain statements, estimates and forecasts with respect to future performance and events, including with respect to the Transaction, the expected timing and consummation of the Transaction, the form of consideration, the expected benefits and strategic rationale of the Transaction, Lazard’s 2030 strategy and the future performance, market position, capabilities and prospects of Lazard, Campbell Lutyens and the combined business. These statements, estimates and forecasts are “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward -looking statements can be identified by the use of forward - looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” “pipeline,” “continue,” “intend,” “seek,” or similar expressions. These forward - looking statements, which are subject to known and unknown risks, uncertainties and assumptions about Lazard, Campbell Lutyens and the Transaction, may include projections of future financial performance, business plans and initiatives, expectations regarding the Transaction and anticipated market positions of Lazard’s and Campbell Lutyens’ combined businesses, and anticipated trends in Lazard’s and Campbell Lutyens’ businesses and the private markets industry. These forward -looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward -looking statements. These factors include, but are not limited to: (a) the possibility that the Transaction will not be completed on the expected terms, in the expected timeframe or at all, including as a result of a failure to satisfy closing conditions or obtain required approvals; (b) the possibility that the expected strategic, operational, financial or other benefits of the Transaction, including market position, growth opportunities, expanded capabilities or accretion, may not be realized when expected or at all; (c) difficulties, delays or higher than expected costs in integrating Campbell Lutyens’ business, operations and personnel with Lazard; (d) adverse legal, regulatory, tax or accounting developments or unexpected costs, liabilities or delays relating to the Transaction; (e) adverse general economic conditions or adverse conditions in global or regional financial markets, including conditions affecting M&A activity, fundraising activity, secondaries activity, private credit, infrastructure, real estate and alternative asset management; (f) competitive pressure on Lazard’s and Campbell Lutyens’ businesses and on their ability to retain and attract employees at current compensation levels; and (g) those discussed in our Annual Report on Form 10 -K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10 -Q and Current Reports on Form 8 -K. These risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward -looking statements. As a result, there can be no assurance that the forward -looking statements included in this presentation will prove to be accurate or correct. Although we believe the statements reflected in the forward -looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward -looking statements. You should not rely upon forward -looking statements as predictions of future events. We are under no duty to update any of these forward -looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations and we do not intend to do so. Non-GAAP and Other Financial Information This presentation includes certain combined, illustrative, estimated or projected financial and operating information and other transaction -related data, and other metrics . Such information is presented for informational and illustrative purposes only . It has not been prepared in accordance with Article 11 of Regulation S -X and does not purport to project the future results of Lazard, Campbell Lutyens or the combined business . Certain financial information and data contained in this presentation relating to Campbell Lutyens and the combined business may also have been prepared on bases that are not consistent or comparable with Lazard’s historical financial statements or operating metrics . No independent registered public accounting firm has audited, reviewed, compiled or performed any procedures with respect to the financial information or other data of Campbell Lutyens or any combined or pro forma information for the purpose of inclusion in this presentation and, accordingly, no such firm expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation . 2 Safe Harbor No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made in the United States absent registration under the U.S . Securities Act of 1933 , as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements .

CREATING THE GLOBAL LEADER IN PRIVATE CAPITAL ADVISORY, LAZARD CL

Creating the global leader in private capital advisory, Lazard CL

Lazard has entered into a definitive agreement to acquire Campbell Lutyens, a premier global private markets advisor focused on fund placement, secondary advisory, and GP capital advisory services

LAZARD		CAMPBELL LUTYENS	
2003 *PCA Founded*	**US-originated independent advisor,** with a leading global franchise in primary capital raising and GP-led secondaries	**European-rooted independent advisor,** recognized as a leader in infrastructure and credit across both primaries and secondaries	**1988** *Founded*
100+ *Advisory Team*	**Global presence in 11 cities** across 6 countries with 3,700+ institutional LP relationships	**Global presence in 15 cities** across 10 countries with 3,000+ institutional LP relationships	**180+** *Advisory Team*
$90B+ *Total Capital Raised[1] ('24 – '25)*	**Integrated capital advisory and capital raising business,** with expertise in private equity, credit, and real assets capital raising as well as secondary advisory	**Spans all major geographies and alternative asset classes,** including fund placement, secondary advisory, and GP capital advisory	**~$100B** *Total Capital Raised[1] ('24 – '25)*

LAZARD + CAMPBELL LUTYENS

Lazard CL
A Leading, Globally Integrated Platform

Combining two highly complementary platforms to create Lazard CL, the most comprehensive global Private Capital Advisory business, differentiated by breadth of capabilities, scale, and integration

~$500M	$190B+	280+	20+	18
Combined 2027E Revenue	Combined Capital Raised ('24 – '25)	Combined Advisory Professionals	Average Years of Senior Team Expertise	Cities in 10 Countries

Note: The transaction is expected to close in the second half of 2026, subject to regulatory approvals and other customary closing conditions.
1. Includes summation of final fund size of primaries capital raises and total secondary transaction volume during the noted period.

LAZARD 3

Advancing Lazard’s 2030 long-term growth strategy CREATING THE GLOBAL LEADER IN PRIVATE CAPITAL ADVISORY, LAZARD C L Building a more productive, resilient, growth -oriented firm by strengthening connectivity to private capital, deepening client relevance, and expanding engagement across the full lifecycle Private Capital Connectivity Expands access to global private capital, positioning Lazard at the center of capital flows and supporting a firm -wide growth flywheel Sponsor Engagement Deepens relationships with leading sponsors, increasing participation across a broader set of strategic and capital advisory engagements Broader Client Solutions Expands engagement across capital raising, liquidity solutions, and strategic advisory and provides connectivity with Financial Advisory expertise in M&A, public capital markets advisory, and restructuring and liability management High -Growth Market Exposure Enhances capabilities across private equity, infrastructure, and credit, aligning Lazard with the fastest -growing areas of private markets Lifecycle Advisory Model Strengthens Lazard’s ability to advise clients across fundraising, liquidity solutions, and strategic transactions throughout the complete GP lifecycle Global Distribution Reach Expands access to a deep global network of institutional investors, strengthening connectivity to key pools of capital 4

Primaries GP -Led Secondaries LP -Led Secondaries GP Capital Advisory B Y SE R V IC E O FF ER IN G Private Equity Private Credit Infrastructure Real Estate B Y A SS ET C LA SS Bringing two highly complementary businesses together CREATING THE GLOBAL LEADER IN PRIVATE CAPITAL ADVISORY, LAZARD C L Opportunity to meaningfully expand Lazard’s capabilities in infrastructure and credit across primary and secondary advisory, as well as GP capital advisory, in addition to adding LP -Led secondary capabilities Pro -Forma Primaries GP -Led Secondaries LP -Led Secondaries APAC Advisory GP Capital Advisory Real Assets Campbell Lutyens Revenue by Asset Class (Latest Full Year Available) 5Source: Lazard Internal Analysis.

CREATING THE GLOBAL LEADER IN PRIVATE CAPITAL ADVISORY, LAZARD CL

Delivering an integrated, comprehensive platform with leading global scale

LAZARD

Fund Placement
20+ Year Track Record

$250B+ Total Capital Raised	**190+** Mandates

Secondary Advisory[1]
20+ Year Track Record

$115B+ Total Transaction Value	**130+** Mandates

Real Assets
~20 Year Track Record

$45B+ Total Capital Raised	**80+** Mandates

Talent by Region


APAC
11%
LAZARD
North
America
50%
EMEA
39%

CAMPBELL LUTYENS

Fund Placement
35+ Year Track Record

$325B+ Total Capital Raised	**305+** Mandates

Secondary Advisory
25+ Year Track Record

$175B+ Total Transaction Value	**400+** Mandates

GP Capital Advisory
Established in 2022

$200B+ AUM Advised[2]	**30+** Mandates


APAC
13%
CAMPBELL LUTYENS
North
America
40%
EMEA
48%

Lazard CL

Diversified Capabilities

Brings together top-tier complementary businesses to create one of the most comprehensive private capital advisory platforms globally

Pro Forma Revenue by Service Offering
(Latest Full Year Available)


Primaries
44%
Lazard CL
Other Advisory
7%
Secondaries
49%

Global Access

Enhances client access to private capital pools, spanning geographies and investor types, through an expanded, dedicated institutional distribution team

Pro Forma Talent by Region


APAC
12%
Lazard CL
North
America
43%
EMEA
45%

1. Represents total secondary transaction volume and mandate count advised by Lazard as of 4/23/2026 since 1/1/2014.
2. Based on 100% of target AUM, including for minority transactions.

LAZARD
6

Culturally enhancing and value accretive transaction CREATING THE GLOBAL LEADER IN PRIVATE CAPITAL ADVISORY, LAZARD C L 1. The transaction is expected to close in the second half of 2026, subject to regulatory approvals and other customary closing con ditions. Creates Powerful Connectivity with Lazard’s Broader Advisory Franchise Strengthens the nexus between Private Capital Advisory and Lazard’s leading M&A, capital markets, and restructuring advisory businesses, creating additional opportunities to deliver integrated strategic and capital solutions to clients. Enhances Global Distribution and Investor Connectivity Combines Lazard’s leading advisory platform with a scaled institutional distribution network, deepening relationships with global LPs and expanding capital formation capabilities for clients. Expands Lazard’s Position in the Fast -Growing Private Markets Ecosystem Significantly strengthens Lazard’s capabilities in primary fundraising, secondary advisory, and GP capital advisory, enhancing the firm’s ability to serve financial sponsors and institutional investors across the full private capital lifecycle. Establishes a Leading Global Private Capital Advisory Platform Creates one of the most comprehensive private capital advisory platforms globally, operating across all major asset classes — private equity, infrastructure, private credit, and real estate — and across every major geography. Accelerates Lazard’s Long -Term Growth Strategy Establishes Private Capital Advisory as Lazard’s third global business, further increasing the firm’s growth opportunities in the expanding private capital markets ecosystem. 1 2 3 4 5 Transaction Summary $575 million Transaction Consideration 1 $460 million Initial Consideration $115 million Deferred Consideration ← This scheme is at scale As a excel chart would be • Stock component of consideration drives alignment in new business performance • Stock consideration effectively results in deleveraging Lazard balance sheet • Transaction expected to be accretive to 2027 earnings and thereafter • A material portion of stock is subject to a lock -up period up to 3 years 7 Up to $85 million Additional consideration based on achievement of defined performance criteria over a multi -year period